                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 23, 1998

                           CoreStates Financial Corp
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Pennsylvania            0-6879                     23-1899716
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          (STATE OR OTHER        (COMMISSION                (IRS EMPLOYEE
          JURISDICTION OF        FILE NUMBER)               IDENTIFICATION NO.)
          INCORPORATION)

                    Centre Square West, 1500 Market Street
              Philadelphia, Pennsylvania                    19101
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           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (215) 973-7488
                                                       --------------

________________________________________________________________________________
        (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5. OTHER EVENTS

     As reported in a Current Report on Form 8-K dated November 18, 1997, CoreStates Financial Corp ("CoreStates") entered into an Agreement and Plan of Mergers ("the Merger Agreement") with First Union Corporation ("First Union"), pursuant to which CoreStates will merge with and into First Union ("the Merger").

     The Merger is expected to be accounted for as a pooling of interests, and pending receipt of regulatory approvals and other customary conditions of closing, is expected to close in the second quarter of 1998.

          CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

    This Current Report on Form 8-K (including information included or incorporated by reference herein) contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of each of CoreStates and First Union on a stand-alone basis and of First Union on a pro forma combined basis, as well as certain additional information relating to the Merger, including (i) statements relating to the cost savings estimated to result from the Merger,
(ii) statements relating to revenues estimated to result from the Merger, (iii) statements relating to the restructuring charges estimated to be incurred in connection with the Merger, and (iv) statements preceded by, followed by or that include the words "believes", "expects", "anticipates", "estimates" or similar expressions. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (a) expected cost savings from the Merger may not be fully realized or realized within the expected time frame; (b) revenues following the Merger may be lower than expected, or deposit attrition, operating costs or customer loss and business disruption following the Merger may be greater than expected; (c) competitive pressures among depository and other financial institutions may increase significantly; (d) costs or difficulties related to the integration of the business of CoreStates and First Union may be greater than expected; (e) changes in the interest rate environment may reduce margins; (f) general economic or business conditions, either nationally or in the states in which CoreStates and First Union are doing business, may be less favorable than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (g) legislative or regulatory changes may adversely affect the business in which CoreStates and First Union are engaged; and (h) changes may occur in the securities markets.



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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits


     23(a) Consent of Ernst & Young LLP.

     23(b) Consent of KPMG Peat Marwick LLP.

     23(c) Consent of KPMG Peat Marwick LLP.

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
     99(a) Pro forma Financial Information - First Union Corporation,
           CoreStates Financial Corp. (Unaudited):

           (i)    Pro Forma Financial Information (Unaudited) for five years
                  ended December 31, 1997, 1996, 1995, 1994 and 1993                     2
           (ii)   Pro Forma Combined Condensed Balance Sheet (Unaudited) as
                  of December 31, 1997                                                   3
           (iii)  Pro Forma Combined Condensed Statements of Income (Unaudited)
                  for five years ended December 31, 1997, 1996, 1995, 1994
                  and 1993                                                               4
           (iv)   Notes to Pro Forma Financial Information                             5-6

     99(b) Consolidated Financial Statements of CoreStates Financial Corp
           and Subsidiaries:
           (i)    Management's Discussion and Analysis of Financial Condition
                  and Results of Operations                                           3-42
           (ii)   Management's Report Regarding the Effectiveness of Internal
                  Control Over Financial Reporting                                      43
           (iii)  Report of Independent Auditors                                        44
           (iv)   Consolidated Statements of Income for the three years ended
                  December 31, 1997                                                     45
           (v)    Consolidated Balance Sheets as of December 31, 1997 and 1996          46
           (vi)   Consolidated Statements of Changes in Shareholders' Equity
                  for the three years ended December 31, 1997                        47-48
           (vii)  Consolidated Statements of Cash Flows for the three years
                  ended December 31, 1997                                            49-50
           (viii) Notes to the December 31, 1997 Consolidated Financial Statements   51-84

             SUPPLEMENTAL FINANCIAL DATA
           (xi)   Five Year Average Balance Sheet, Statement of Income
                  and Balance Sheet                                                  85-90
           (x)    Rate/Volume Analysis Taxable Equivalent Basis                         91
           (xi)   Loan Portfolio, Risk Elements and Allowance for Loan
                  Losses Data                                                        92-95
           (xii)  Selected Maturity and Interest Sensitivity Data                    95-97

     99(c)  Consolidated Financial Statements of First Union Corporation
            and Subsidiaries:
           (i)    Management's Statement of Responsibility                               2
           (ii)   Independent Auditors' Report                                           3
           (iii)  Consolidated Balance Sheets as of December 31, 1997 and 1996           4
           (iv)   Consolidated Statements of Income for the three years
                  ended December 31, 1997                                                5
           (v)    Consolidated Statements of Changes in Stockholders' Equity
                  for the three years ended December 31, 1997                          6-7
           (vi)   Consolidated Statements of Cash Flow for the three years
                  ended December 31, 1997                                                8
           (vii)  Notes to the December 31, 1997 Consolidated Financial Statements    9-45
           (viii) Financial Tables                                                   46-53

     99(d) Independent Auditors' Report of KPMG Peat Marwick LLP

     99(e) Independent Auditors' Report of KPMG Peat Marwick LLP

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       CoreStates Financial Corp
                                                              (Registrant)

                                                     By:    /s/ Albert W. Mandia
                                                        ------------------------
                                                             Albert W. Mandia
                                                         Chief Financial Officer

                                                     Date:  March 18, 1998
                                                           ---------------------



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